UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 June 3, 2005
               Date of Report (Date of earliest event reported)

                          Caesars Entertainment, Inc.
            (Exact name of registrant as specified in its charter)

      Delaware                     1-14573                   88-0400631
(State of Incorporation)     (Commission File Number)      (IRS Employer
                                                         Identification Number)

               3930 Howard Hughes Parkway
                   Las Vegas, Nevada                    89109
        (Address of principal executive offices)     (Zip Code)


                                (702) 699-5000
             (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01.   Other Events.

On June 3, 2005, Caesars Entertainment, Inc. ("Caesars") and Harrah's Entertainment, Inc. ("Harrah's) issued a joint press release announcing the expected closing date of the proposed acquisition by Harrah's of Caesars and the deadline for receipt of election forms/letters of transmittal from Caesars stockholders who wish to elect to receive shares of Harrah's common stock in the merger.

For additional information concerning the foregoing, a copy of the press release dated June 3, 2005 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information about the Acquisition and Where to Find It

         In connection with Harrah's proposed acquisition of Caesars ("Acquisition"), on January 24, 2005, Harrah's filed definitive materials with the Securities and Exchange Commission (SEC), including a registration statement on Form S-4 that contains a definitive prospectus and joint proxy statement. INVESTORS AND SECURITY HOLDERS OF HARRAH'S AND CAESARS ARE URGED TO READ THE PROSPECTUS AND JOINT PROXY STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HARRAH 'S, CAESARS AND THE ACQUISITION. The definitive materials filed on January 24, 2005, the preliminary versions of these materials filed on October 20, 2004, December 20, 2004, and January 24, 2005 and other relevant materials, and any other documents filed by Harrah' s or Caesars with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Harrah's by directing a written request to: Harrah's Entertainment, Inc., One Harrah's Court, Las Vegas, Nevada 89119, Attention: Investor Relations or Caesars Entertainment, Inc., 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials before making any investment decision with respect to the Acquisition.

         Harrah's, Caesars and their respective executive officers and directors may be deemed to be participants in the solicitation of election forms from the stockholders of Caesars in connection with the Acquisition. Information about those executive officers and directors of Harrah's and their ownership of Harrah's common stock is set forth in the Harrah' s Form 10-K for the year ended December 31, 2004, which was filed with the SEC on March 1, 2005, and the proxy statement for Harrah's 2005 Annual Meeting of Stockholders, which was filed with the SEC on March 3, 2005. Information about the executive officers and directors of Caesars and their ownership of Caesars common stock is set forth in the proxy statement for Caesars' 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2005. Investors and security holders may obtain additional information regarding the direct and indirect interests of Harrah's, Caesars and their respective executive officers and directors in the Acquisition by reading the proxy statement and prospectus regarding the Acquisition.

         This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits.

         (c)  Exhibits

              99.1    Press Release dated June 3, 2005.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CAESARS ENTERTAINMENT, INC.


Date:  June 3, 2005                      By : /s/  Wesley D. Allison
                                            ----------------------------------
                                            Name:  Wesley D. Allison
                                            Title: Senior Vice President,
                                                   Controller and Interim Chief
                                                   Financial Officer

                                 EXHIBIT INDEX

    Exhibit
    Number               Document Description
    ------               --------------------

     99.1                Press Release dated June 3, 2005.